Exhibit 10.12(a)

December 10, 2007

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

This letter agreement amends the Share Lending Agreement dated as of November 17, 2005, among CompuCredit Corporation, as Lender, Bear, Stearns International Limited, as Borrower, and Bear, Stearns & Co. Inc., as Borrowing Agent and as Collateral Agent (the “Share Lending Agreement”).

For good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, effective as of the date hereof, the parties to the Share Lending Agreement amend the definitions of “Credit Downgrade” and “Credit Upgrade” contained in Section 1 thereof so that they read as follows:

Credit Downgrade occurs when the Borrower’s ultimate parent corporation, The Bear Stearns Companies Inc. (“Parent”), receives a rating for its long term, unsecured and unsubordinated indebtedness that is below A by Standard and Poor’s Ratings Group, or its successor (“S&P”), or below A2 by Moody’s Investors Services, Inc., or its successor (“Moody’s”), or, if either S&P or Moody’s ceases to rate such debt, an equivalent or lower rating by a substitute rating agency mutually agreed upon by the Lender and the Borrower.

Credit Upgrade occurs when the Parent receives a rating for its long term, unsecured and unsubordinated indebtedness that is A or better by S&P or A2 or better by Moody’s, or if either S&P or Moody’s ceases to rate such debt, an equivalent or higher rating by a substitute rating agency mutually agreed upon by the Lender and the Borrower.

Except as amended hereby, the Share Lending Agreement remains in full force and effect.

If the foregoing accurately reflects our agreement, please execute a copy of this letter and return it to the undersigned.

CompuCredit Corporation
as Lender

By:           /s/ William R. McCamey
Name: William R. McCamey
Title: Treasurer

Agreed to:

Bear, Stearns International Limited
as Borrower

By:           /s/ Michael O’Donovan
Name: Michael O’Donovan
Title: Authorized Signatory

Bear, Stearns & Co. Inc.
as Collateral Agent

By:           /s/ Robert Aberman
Name: Robert Aberman
Title: Senior Managing Director

Bear, Stearns & Co. Inc.
as Borrowing Agent

By:           /s/ Robert Aberman
Name: Robert Aberman
Title: Senior Managing Director